Income Taxes	12 Months Ended
May 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11 - INCOME TAXES

For the year ended May 31, 2021 and 2020, the income tax provisions for current taxes were $0.

Deferred income taxes reflect the net tax effects of permanent and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The temporary differences that result in deferred tax assets and liabilities are the results of carry forward tax losses, amortization and impairment expense.

The components of the net deferred tax assets for the year ended May 31, 2021 and 2020 are as follows:

	Year ended May 31, 2021	Year ended May 31, 2020
Net Operating Loss	$1,926,000	$770,000
Impairment of cost method investment	129,000	-
Accrued Expenses	98,000
Allowance for Doubtful Accounts	10,000
Gross deferred tax asset	2,163,000	770,000
Less: Valuation allowance	(1,972,000)	(825,000)
Net deferred tax asset	$191,000	$55,000
Deferred tax liabilities:
Amortization of intangible assets	(98,000)	(55,000)
Depreciation	(93,000)
Net deferred assets/liabilities	-	-

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a valuation allowance, in an amount equal to gross deferred tax assets less deferred tax liabilities. For the years ended May 31, 2021 and 2020, the change in the valuation allowance was $1,257,000 and $444,000, respectively.

The table below summarizes the reconciliation of our income tax provision computed at the federal statutory rate of 21% for the years ended May 31, 2021 and 2020 and the actual tax provisions for the year ended May 31, 2021 and 2020.

	2021	2020

Expected provision (benefit) at statutory rate	(21.0)%	(21.0)%
State taxes, net of federal tax benefit	(4.4)%	(4.4)%
Permanent differences-stock based compensation	9.0	15.0
Increase in valuation allowance	16.4%	10.4%
Total provision (benefit) for income taxes	0.0%	0.0%

At May 31, 2021 and May 31, 2020, the Company had Federal net operating loss carry forwards of approximately $7,600,000 and $3,800,000, respectively. The net operating loss of approximately $7,600,000 can be carried forward indefinitely subject to annual usage limitations. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company’s NOLs may be subject to an annual limitation in the event of a change in control as defined under the regulations.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions and is subject to examination by the various taxing authorities.